UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 22, 2025, Nuburu, Inc. (the “Company”) issued a press release announcing that it had entered into a non-binding Strategic Framework Agreement, dated October 22, 2025 (the “Agreement”), among the Company, Nuburu Defense, LLC (“Nuburu Defense”) and Maddox Defense Incorporated (“Maddox”), pursuant to which the Company and Maddox plan to establish a joint venture company (the “JV Company”) to develop, manufacture, and deploy military drones for NATO customers and for commercial or civilian unmanned aerial vehicle (UAV) applications. Under the Agreement, the parties intend to execute a definitive joint venture agreement on or before December 15, 2025, establishing the JV Company under Italian law as a European-based manufacturing and research hub. The parties intend for Nuburu Defense to contribute up to $10 million in funding while Maddox contributes eligible assets, intellectual property, expertise and personnel. The value of Maddox’s eligible assets would be evaluated by a formal appraisal process in accordance with Italian law. The equity ownership of the JV Company would be determined proportionally based on the ratio of the Company’s capital commitment compared to the value of Maddox’s eligible assets evaluation; provided, that, Nuburu Defense would have the controlling interest in the JV Company. The Agreement includes a six-month exclusivity period and has a term of six months, unless earlier terminated by either party upon 30 days written notice. The press release issued by the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	October 28, 2025	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman